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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2005
                                                         ----------------


                                 Maritrans Inc.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    1-9063                    51-0343903
      ---------------            ----------------         --------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)               Identification No.)
       Incorporation)


             Two Harbour Place
          302 Knights Run Avenue
              Tampa, Florida                                   33602
-------------------------------------------             --------------------
 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (813) 209-0600
                                                           --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On August 1, 2005, Maritrans Inc. issued a press release announcing the addition of a vessel to the fleet. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

99.1 Press Release, dated August 1, 2005, issued by Maritrans Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARITRANS INC.


                                           By: /s/ Walter T. Bromfield
                                               -----------------------------
                                                   Walter T. Bromfield
                                                   Chief Financial Officer



Dated: August 1, 2005


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                                  Exhibit Index


Exhibit
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  99.1      Press Release, dated August 1, 2005, issued by Maritrans Inc.